Earnings per share	6 Months Ended
Jun. 30, 2023
Earnings per share
Earnings per share

15. Earnings per share

Earnings per share is calculated pursuant to IAS 33 Earnings per Share by dividing the consolidated net loss in CureVac N.V. by the average weighted number of shares outstanding in the fiscal period.

The weighted number of shares outstanding for the three and six months ended June 30, 2023 was 223,883,084 and 217,698,351, respectively (2022: 187,089,253 and 187,041,805, respectively). This has led to a basic loss per share for the three and six months ended June 30, 2023 of EUR 0.30 and EUR 0.57, respectively (2022: EUR 0.31 and EUR 0.39, respectively). Since the conversion of options to ordinary shares would decrease loss per share, they are considered antidilutive. Therefore, the diluted earnings per share equals basic earnings per share for the three and six months ended June 30, 2023 and 2022.